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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported)          December 6, 2004
                                                   --------------------------

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


                333-106838                        80-0067704
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        (Commission File Number)       (IRS Employer Identification No.)



   50 Rockefeller Plaza, New York, NY               10020
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(Address of Principal Executive Offices)          (Zip Code)


                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
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                           Section 7 - Regulation FD


Item 7.01.      Regulation FD Disclosure.

On December 6, 2004, the Registrant announced via email to certain financial advisors that the registrant's current offering of securities will close on December 30, 2004.

The Registrant has decided to suspend fundraising for an unspecified time period in order to bring into balance the rate of fundraising and the rate of investment. The Registrant believes that it is prudent to cease taking in additional money until the Registrant has made additional real estate acquisitions. Currently the Registrant anticipates that it will recommence sales of its securities during the second quarter of 2005.

All order forms and funds must be received by the Registrant's escrow agent or, if an investor is a customer of American Express Financial Advisors, by American Express, on December 30, 2004. No new investments will be accepted after that day.

Funding for transfers, including IRA Rollovers, must be received by January 31, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CORPORATE PROPERTY ASSOCIATES 16 -
                               GLOBAL INCORPORATED



                               By:  /s/ Gordon F. DuGan
                                  -------------------------------------------
                                  Gordon F. DuGan, Co-Chief Executive Officer


Date:  December 6, 2004